UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): March 30, 2007

Alternative Loan Trust 2007-OA7
(Exact name of the issuing entity)
Commission File Number of the issuing entity: 333-131630-96

CWALT, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-131630

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698307
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation of the depositor)	Identification No. of the depositor)

4500 Park Granada Calabasas, California (Address of Principal Executive Offices of the depositor)	91302 (Zip Code)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events.

On March 30, 2007, CWALT, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), as a seller, Park Granada LLC, as a seller (“Park Granada”), Park Monaco Inc., as a seller (“Park Monaco”), Park Sienna LLC, as a seller (“Park Sienna” and, collectively with CHL, Park Granada and Park Monaco, the “Sellers”), Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”), and The Bank of New York, as trustee (the “Trustee”), providing for the issuance of the Company’s Mortgage Pass-Through Certificates, Series 2007-OA7. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

On March 27, 2007, CHL entered into a swap contract (the “Class A-1-A Swap Contract”), as evidenced by a confirmation (the “Class A-1-A Confirmation”), dated March 30, 2007, with Deutsche Bank AG, New York Branch (the “Counterparty”). The Class A-1-A Confirmation is annexed hereto as Exhibit 99.2.

On March 27, 2007, CHL entered into a swap contract (the “Class A-1-B Swap Contract”), as evidenced by a confirmation (the “Class A-1-B Confirmation”), dated March 30, 2007, with the Counterparty. The Class A-1-B Confirmation is annexed hereto as Exhibit 99.3.

On March 27, 2007, CHL entered into a swap contract (the “Class A-2-A Swap Contract”), as evidenced by a confirmation (the “Class A-2-A Confirmation”), dated March 30, 2007, with the Counterparty. The Class A-2-A Confirmation is annexed hereto as Exhibit 99.4.

On March 27, 2007, CHL entered into a swap contract (the “Class A-3 Swap Contract” and, collectively with the Class A-1-A Swap Contract, the Class A-1-B Swap Contract and the Class A-2-A Swap Contract, the “Swap Contracts”), as evidenced by a confirmation (the “Class A-3 Confirmation”), dated March 30, 2007, with the Counterparty. The Class A-3 Confirmation is annexed hereto as Exhibit 99.5.

On March 30, 2007, CHL entered into a Swap Contract Administration Agreement (the “Swap Contract Administration Agreement”), dated as of March 30, 2007, among CHL and The Bank of New York, as Swap Contract Administrator for Alternative Loan Trust 2007-OA7 (in such capacity, the “Swap Contract Administrator”) and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.6.

On March 30, 2007, CHL entered into an Assignment Agreement (the “Assignment Agreement”), dated as of March 30, 2007, among CHL, the Swap Contract Administrator and the Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Swap Contracts to the Swap Contract Administrator. The Assignment Agreement is annexed hereto as Exhibit 99.7.

On March 30, 2007, the Counterparty and the Swap Contract Administrator entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border), a Schedule thereto and Credit Support Annex thereto (collectively, the “ISDA Master Agreement”). The ISDA Master Agreement is annexed hereto as Exhibit 99.8.

On April 27, 2006, the Company entered into an Item 1115 Agreement (the “Item 1115 Agreement”), dated as of April 27, 2006, among the Company, CHL, CWMBS, Inc. (“CWMBS”), CWABS, Inc. (“CWABS”), CWHEQ, Inc. (“CWHEQ”) and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.9.

Section 9	Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell Company Transactions.

(d)	Exhibits.

Exhibit No.	Description

99.1	The Pooling and Servicing Agreement, dated as of March 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2	The Class A-1-A Confirmation, dated March 30, 2007, between CHL and the Counterparty.

99.3	The Class A-1-B Confirmation, dated March 30, 2007, between CHL and the Counterparty.

99.4	The Class A-2-A Confirmation, dated March 30, 2007, between CHL and the Counterparty.

99.5	The Class A-3 Confirmation, dated March 30, 2007, between CHL and the Counterparty.

99.6	The Swap Contract Administration Agreement, dated as of March 30, 2007, among CHL, the Swap Contract Administrator and the Trustee.

99.7	The Assignment Agreement, dated as of March 30, 2007, among CHL, the Swap Contract Administrator and the Counterparty.

99.8	The ISDA Master Agreement, dated March 30, 2007, between the Swap Contract Administrator and the Counterparty.

99.9	The Item 1115 Agreement, dated as of April 27, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWALT, INC. By:/s/ Darren Bigby Darren Bigby Vice President

Dated: April 17, 2007

Exhibit Index

   Exhibit

99.1	The Pooling and Servicing Agreement, dated as of March 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2	The Class A-1-A Confirmation, dated March 30, 2007, between CHL and the Counterparty.

99.3	The Class A-1-B Confirmation, dated March 30, 2007, between CHL and the Counterparty.

99.4	The Class A-2-A Confirmation, dated March 30, 2007, between CHL and the Counterparty.

99.5	The Class A-3 Confirmation, dated March 30, 2007, between CHL and the Counterparty.

99.6	The Swap Contract Administration Agreement, dated as of March 30, 2007, among CHL, the Swap Contract Administrator and the Trustee.

99.7	The Assignment Agreement, dated as of March 30, 2007, among CHL, the Swap Contract Administrator and the Counterparty.

99.8	The ISDA Master Agreement, dated March 30, 2007, between the Swap Contract Administrator and the Counterparty.

99.9	The Item 1115 Agreement, dated as of April 27, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.